                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          SHORE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                   [Shore Financial Corporation Letterhead]



                                March 20, 2001


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Shore Financial Corporation. The meeting will be held on Tuesday, April 17, 2001 at 2:00 p.m. at The Eastern Shore Chamber of Commerce located on U.S. Route 13, Melfa, Virginia.

     The primary business of the meeting will be electing directors to serve for a three-year term and considering the approval of a stock incentive plan for employees of Shore Financial and its subsidiary, Shore Bank. We also will report to you on the condition and performance of Shore Financial and Shore Bank, and you will have ample opportunity to question management on matters that affect the interests of all shareholders.

     We hope you will be with us on April 17th for the meeting. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided.

     We sincerely appreciate your support and look forward to seeing you at the Annual Meeting.


                                        Sincerely,


                                        /s/ Scott C. Harvard
                                        Scott C. Harvard
                                        President and Chief Executive Officer


25253 Lankford highway . Onley, Virginia 23418 . 757-787-1335 . FAX 757-789-3645

                          Shore Financial Corporation


________________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
________________________________________________________________________________

                         To be Held on April 17, 2001


     The Annual Meeting of Shareholders of Shore Financial Corporation will be held on Tuesday, April 17, 2001 at 2:00 p.m. at The Eastern Shore Chamber of Commerce located on U.S. Route 13, Melfa, Virginia, for the following purposes:

     1.   To elect three (3) directors to serve for a three-year term;

     2. To consider and act upon a proposal to approve the Shore Financial Corporation 2001 Stock Incentive Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed March 1, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                   By Order of the Board of Directors


                                   /s/ Steven M. Belote
                                   Steven M. Belote
                                   Corporate Secretary


Onley, Virginia
March 20, 2001


     Please promptly complete, sign, date and return the enclosed proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting in person, you may, if you desire, withdraw your proxy and vote your own shares.



                          Shore Financial Corporation
                 25253 Lankford Highway, Onley, Virginia 23418

                          Shore Financial Corporation
                                ______________

                                PROXY STATEMENT
                                ______________

                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 17, 2001


                                    GENERAL

     The enclosed proxy is solicited by the Board of Directors of Shore Financial Corporation (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Tuesday, April 17, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is March 20, 2001.

Revocation and Voting of Proxies

     Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights of Shareholders

     Only shareholders of record at the close of business on March 1, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on March 1, 2001, 1,788,367 shares of the Company's common stock, par value $0.33 per share, were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

     Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

Solicitation of Proxies

     The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person or by telephone, or special letter by officers and employees of the Company or its wholly owned subsidiary, Shore Bank (the "Bank"), acting without compensation other than regular compensation.

                             ELECTION OF DIRECTORS
                                (Proposal One)

Directors

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (I, II and III) which are as nearly equal in number as possible. The term of office for Class I directors will expire at the Annual Meeting. The three persons named immediately below, each of whom currently serves as a director of the Company, will be nominated to serve as Class I directors. If elected, the three nominees will serve until the Annual Meeting of Shareholders held in 2004. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason any of the persons named as nominees below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

     There are no family relationships among any of the directors or among any directors and any executive officer of the Company or the Bank. None of the directors serve as directors of other publicly-held companies.

     The tables below present information concerning the nominees for director of the Company and each director whose term continues, including their tenure as a director of the Bank.

     The Board of Directors recommends that shareholders vote FOR the three nominees set forth below. The three nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected directors of the Company.

                                    Served as                 Principal Occupation
              Name (Age)        Director Since (1)           During Past Five Years
              ---------         ------------------           ----------------------
Class I (Nominees):

Terrell E. Boothe (57)                 1985            Retired Owner and President, Terrell E. Boothe,
                                                       Inc., an insurance agency located in
                                                       Chincoteague, Virginia.

D. Page Elmore (61)                    1995            Consultant, Waste Management, Inc., Painter,
                                                       Virginia; President and Chief Operating Officer,
                                                       James H. Hartman & Sons, Inc., a trucking
                                                       company headquartered in Pocomoke, Maryland.

A. Jackson Mason (67)                  1968            Treasurer and Retired Owner and President,
                                                       Mason-Davis Co., Inc., a diversified real estate
                                                       corporation based in Accomac, Virginia.

                                    Served as                    Principal Occupation
              Name (Age)        Director Since (1)               During Past Five Years
              ---------         ------------------               ----------------------
Class II (Directors Serving Until the 2002 Annual Meeting):

Dr. Lloyd J. Kellam, III (46)              1992                  Physician, Eastern Shore Physicians and
                                                                 Surgeons, Nassawadox, Virginia.

Henry P. Custis, Jr. (55)                  1987                  Chairman of the Board of the Company and the
                                                                 Bank; Partner, Custis, Lewis & Dix, a law firm
                                                                 located in Accomac, Virginia.

L. Dixon Leatherbury (51)                  1981                  President and General Manager, Leatherbury
                                                                 Equipment Co., Cheriton, Virginia; President,
                                                                 Wakefield Equipment Co., Wakefield, Virginia.

Class III (Directors Serving Until the 2003 Annual Meeting):

Richard F. Hall, III (48)                  1997                  Owner, Loblolly Farms, Accomac, Virginia; Owner,
                                                                 Seaside Produce, Accomac, Virginia.

Scott C. Harvard (46)                      1985                  President and Chief Executive Officer of the
                                                                 Company and the Bank.

__________________
(1)  Includes service as a director of the Bank.

Board of Directors and Committees

     There were 13 meetings of the Board of Directors of the Company in 2000. No incumbent director attended less than 75% of the aggregate total number of meetings of the Board of Directors and its committees on which he served in 2000.

     The Boards of Directors of the Company and the Bank have established various committees, including Loan, Audit, and Compensation. The full Board of Directors of the Company serves as the Nominating Committee and the directors who serve on the Audit Committee of the Bank also serve the Company in such capacity.

     Loan Committee. The Loan Committee considers new loan applications which are in excess of individual officer limits and monitors (with management) the Bank's loan portfolio. The Loan Committee consists of the President and one additional director, with the directors rotating their service on this committee on a monthly basis. The Loan Committee met weekly in 2000.

     Audit Committee. The Audit Committee is composed of Messrs. Leatherbury (Chairman), Kellam, and Elmore. The functions of the committee are to recommend the selection of independent certified public accountants, to review the reports of examination by the regulatory agencies, the independent accountants and the internal auditor, and to issue its report to the Board of Directors. The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A. All members of the Audit Committee are independent directors. The Audit Committee met five times in 2000.

     Compensation Committee. The Compensation Committee reviews senior management's performance and compensation, and also reviews and sets guidelines for compensation of all employees. The Compensation Committee, which is comprised of Messrs. Hall, Harvard, Custis and Boothe, met once during 2000.

Compensation of Directors

     The members of the Board of Directors of the Company, and committees thereof, receive no fees for their services.

     During 2000, each member of the Board of Directors of the Bank was paid a monthly fee of $500 regardless of whether he attended meetings of the Board, except for Henry P. Custis, Jr., who received a monthly fee of $1,000 as Chairman of the Board of the Bank, and Mr. Harvard, who is not compensated for his service as director. Each director was paid $100 for each committee meeting attended, except for Mr. Harvard.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 1, 2001, certain information as to the common stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of common stock, (ii) the directors of the Company, (iii) each executive officer named in the Summary Compensation Table below and (iv) all directors and executive officers of the Company as a group.

                                                         Amount and
                                                         Nature of
                                                         Beneficial          Percent
              Name of Beneficial Owner                  Ownership(1)         of Class
              ------------------------                  ------------         --------

      Richard F. Hall, Jr.
      P. O. Box 6
      Accomac, Virginia 23301                             165,000   (2)        9.23%

     Directors:

      Terrell E. Boothe..............................      15,600                 *
      Henry P. Custis, Jr............................     127,512  (2)         7.13%
      D. Page Elmore.................................      12,877                 *
      Richard F. Hall, III...........................      50,991  (2)         2.85%
      Scott C. Harvard...............................      65,114  (2)(3)      3.60%
      Dr. Lloyd J. Kellam, III.......................       5,729  (2)            *
      L. Dixon Leatherbury...........................      32,950              1.84%
      A. Jackson Mason...............................      41,550  (2)         2.32%

      All directors and executive officers
        as a group (12 persons)......................     383,358  (4)        21.00%

_________________
*    Represents less than 1% of Company common stock.

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2) Includes shares held by affiliated corporations, close relatives and minor children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Custis Jr., 2,512 shares, Mr. Hall Jr., 60,000 shares, Mr. Hall III, 21,300 shares, Mr. Harvard, 2,680 shares, Dr. Kellam, 64 shares; and Mr. Mason, 8,000 shares.
(3) Includes 17,000 shares that may be acquired by Mr. Harvard pursuant to currently exercisable options granted under the Company's 1992 Stock Option Plan.
(4) Includes 37,500 shares that may be acquired by executive officers pursuant to currently exercisable options granted under the Company's 1992 Stock Option Plan.


                            EXECUTIVE COMPENSATION

          During 2000, the only executive officer of the Company who received annual compensation in excess of $100,000 was Scott C. Harvard, the President and Chief Executive Officer. Mr. Harvard is compensated for his service as an officer of the Bank and receives no compensation for his service as an officer of the Company. The following table provides information on the total compensation paid or accrued during the years indicated below to Mr. Harvard.

                          Summary Compensation Table

                                                                          Long-Term
                                                                         Compensation
                                                                         ------------
                                                                          Securities
                                       Annual Compensation(1)             Underlying          All Other
      Name and                         ----------------------
 Principal Position         Year         Salary        Bonus              Options(2)       Compensation(3)
 ------------------         ----         ------        ------             ----------       ---------------
Scott C. Harvard            2000        $128,900       $25,000              6,000              $38,700
  President and Chief       1999         120,000        25,000                ---               38,100
  Executive Officer         1998         110,000           ---              6,000               23,900

__________________
(1) Does not include certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of such compensation during the year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.
(2) Consists of awards granted pursuant to the Company's 1992 Stock Option Plan during the years indicated, as adjusted for the three-for-one stock split effected on June 10, 1997, and the two-for-one stock split effected in the form of a stock dividend on October 15, 1996. This plan does not permit grants of restricted stock, and it is the only stock-based long term compensation plan currently in effect.
(3) Consists of for 2000: (i) $15,900 accrued on behalf of Mr. Harvard under the Company's 401(k) Plan; and (ii) the taxable portion of an insurance policy paid by the Bank on behalf of Mr. Harvard of $22,800.

Stock Option Grants in 2000

     The Company's 1992 Stock Option Plan provides for the granting of both incentive and non-qualified stock options to executive officers and key employees of the Company and the Bank. The following table provides information concerning stock options granted to the President and Chief Executive Officer of the Company during 2000.

                                              Percent of
                          Number of             Total
                           Shares              Options
                         Underlying           Granted to          Exercise
                           Options             Employees          Price per         Expiration
     Name                  Granted              in 2000           Share(1)             Date
     ----                  -------              -------           --------             ----
Scott C. Harvard            6,000                 37.5%            $7.875            3/1/2010

______________

(1) The exercise price is based on the market value of a share of common stock at the time the option was granted.

Stock Option Exercises in 2000 and Year-End Option Values

     The following table shows certain information with respect to the number and value of unexercised options at year-end. All options shown for Mr. Harvard are currently exercisable. During 2000, Mr. Harvard exercised stock options as indicated in the below table.

                                                               Number of                 Value of
                       Number of                            Shares Underlying            Unexercised
                        Shares                                 Unexercised               In-the-Money
                       Acquired          Value                 Options at                 Options at
     Name             on Exercise      Realized(1)          December 31, 2000         December 31, 2000(2)
     ----             -----------      -----------          -----------------         --------------------
Scott C. Harvard        12,000           $28,900                 17,000                      $-0-

________________________
(1) Calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2) The exercise prices of the stock options are higher than the fair market value of the stock at December 31, 2000.

Benefits

     401(k) Profit Sharing Plan. The Bank maintains a 401(k) profit sharing plan (the "401(k) Plan"). The 401(k) Plan is designed to promote the future economic welfare of the employees of the Bank and to encourage employee savings. Employee deferrals of salary and employer contributions made under the 401(k) Plan, together with the income thereon, are accumulated in individual accounts maintained in trust on behalf of the employee participants, and is made available to the employee participants upon retirement and under certain other circumstances as provided in the Plan. Since employee deferrals of salary and employer contributions made under the 401(k) Plan are made on a tax deferred basis, employee participants are able to enjoy significant income tax savings by participating in the 401(k) Plan.

     A full-time employee of the Bank becomes eligible to participate in the 401(k) Plan on the first day of the month following their 3 month anniversary of employment. Participants may elect to defer amounts between 2-10% of their annual compensation to the 401(k) Plan, subject to certain limits imposed by law. The Bank makes matching contributions equal to 100% of the first 3% of compensation deferred, 50% of the next 3%, and may make additional discretionary matching contributions. The Bank may also make discretionary profit sharing contributions, allocated to eligible employees on the basis of relative compensation, or "qualified nonelective contributions" allocated on the basis of relative compensation but only to eligible non-highly compensated employees. During calendar year 2000, the Bank contributed $93,500 to the 401(k) Plan, $9,000 of which was for the benefit of Mr. Harvard.

     Stock Option Plan. The Company maintains a stock option plan (the "1992 Stock Option Plan") which is designed to attract and retain qualified personnel in key positions, provide employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Bank and reward employees for outstanding performance and the attainment of targeted goals. The 1992 Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986 ("incentive stock options"), and non-qualified stock options.

     The 1992 Stock Option Plan is administered by a committee of the Board of Directors of the Company ("Committee"), each member of which is a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Unless sooner terminated, the 1992 Stock Option Plan is in effect for a period of ten years from the date of adoption by the Board of Directors.

     Under the 1992 Stock Option Plan, the Committee determines which employees will be granted options, whether such options will be incentive or non-qualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. In general, the per share exercise price of an incentive stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted. The per share exercise price of a non-qualified stock option shall be not less than 50% of the fair market value of a share of common stock on the date the option is granted.

     Stock options shall become vested and exercisable in the manner specified by the Committee. In general, each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant. Stock options are nontransferable except by will or the laws of descent and distribution.

Employment Contracts and Termination and Change in Control Arrangements

     On December 14, 1999, the Bank and Mr. Harvard entered into an employment agreement regarding his services to the Company. The agreement has a three year initial term, and on December 31, 2002 and every year thereafter automatically renews for successive two-year terms, unless the Company elects not to extend the term of the agreement. The employment agreement provides for an annual base salary of $120,000, which is adjustable annually at the discretion of the Board, and annual cash bonuses in such amounts as determined by the Board. The Company may terminate Mr. Harvard's employment at any time, but any termination by the Company other than "termination for cause" (as defined in the agreement) will not effect Mr. Harvard's right to receive compensation or other benefits pursuant to the terms of the agreement. If Mr. Harvard is terminated for cause during the term of agreement, he will have no right to receive compensation or other benefits for any period after such termination. In the event that Mr. Harvard is terminated without cause, he shall receive his salary and certain benefits for a period of twelve months from the date of such termination. The employment agreement will terminate in the event that there is a change in control of the Company, at which time the change in control agreement described below between the Company and Mr. Harvard will become effective and any termination benefits will be determined and paid solely pursuant to the change in control agreement.

     The Company also has an agreement with Mr. Harvard that becomes effective upon a change in control of the Company. Under the terms of this agreement, the Company or its successor agrees to continue Mr. Harvard in its employ for a term of three years after the date of a change in control. During the contract term, Mr. Harvard will retain commensurate authority and responsibilities and compensation benefits. He will receive a base salary at least equal to the immediate prior year and a bonus at least equal to the highest annual bonus paid for the two years before the change in control. If Mr. Harvard's employment is terminated during the three years other than for cause or disability as defined in the agreement, or if he should terminate employment because a material term of the contract is breached by the Company, he will be entitled to a lump sum payment, in cash, within thirty days after the date of termination. This lump sum will be equal to 2.9 times the sum of Mr. Harvard's base salary, annual bonus, and equivalent benefits.


                    APPROVE THE SHORE FINANCIAL CORPORATION
                           2001 STOCK INCENTIVE PLAN
                                (Proposal Two)

     We are asking you to approve the Shore Financial Corporation 2001 Stock Incentive Plan that was adopted by the Board of Directors on February 13, 2001, and shall be effective April 17, 2001, subject to stockholder approval. As adopted, the plan makes available up to 270,000 shares of common stock for granting restricted stock awards and stock options in the form of incentive stock options and non-statutory stock options to employees of the Company.

     The more significant features of the plan are described below. If you would like a copy of the plan, please make a written request to the Secretary of the Company. In addition, you may obtain a copy online from the Company's Proxy Statement as filed with the Securities and Exchange Commission. The SEC's website address is www.sec.gov.
                   -----------

Purpose

     The purpose of the plan is to promote the success of the Company by providing greater incentive to employees to associate their personal interests with the long-term financial success of the Company and with growth in stockholder value. The plan is designed to provide flexibility to us in our ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of our operations largely depends. The plan will terminate on April 16, 2011, unless sooner terminated by the Board of Directors.

Administration

     The plan is administered by the Compensation Committee (the "Committee"). The Committee has the power to select plan participants and to grant stock options and restricted stock on terms the Committee considers appropriate; however, any award made to a Committee member must be approved by the Board of Directors. In addition, the Committee has the authority to interpret the plan, to adopt, amend or waive rules or regulations for the plan's administration, and to make all other determinations for administration of the plan.

Stock Options

     Stock options granted under the plan may be incentive stock options or non-statutory stock options. A stock option entitles the employee to purchase shares of common stock at the option price. The Committee will fix the option price at the time the stock option is granted, but in the case of an incentive stock option the exercise price cannot be less than 100% of the shares' fair market value on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the company, 110% of the shares' fair market value on the date of grant). The value in incentive stock options, based on the exercise price, that can be exercisable for the first time in any calendar year under the plan or any other similar plan maintained by the Company is limited to $100,000. The option price may be paid in cash or with shares of common stock, or a combination of cash and common stock, if permitted under the recipient's option agreement. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that they will not be exercisable after ten years from the grant date.

Restricted Stock

     The plan permits the grant of stock awards (shares of common stock) to employees. A stock award may be, but is not required to be, forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the employee complete a specified period of service or that certain objectives be achieved. Any restriction imposed on a stock award will be determined by the Committee.

Transferability

     In general, stock options and restricted stock may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

Shares Subject to the Plan

     Up to 270,000 shares of common stock may be issued to plan participants under the plan. The maximum number of shares with respect to which stock options or restricted stock awards may be granted in any calendar year to an employee is 50,000 shares. To date, no stock options or restricted stock awards have been granted under the plan.

     In general, if any stock option granted terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued pursuant to the plan are forfeited, the common stock subject to the forfeited stock option or restricted stock award will be available for further stock options and restricted stock awards.

Certain Federal Income Tax Consequences

     Generally, no federal income tax liability is incurred by a plan participant at the time a stock option is granted. If the stock option is an incentive stock option, no income will be recognized upon the participant's exercise of the stock option. Income is recognized by participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a non-statutory stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares' fair market value and the option exercise price.

     The Company will be entitled to claim a federal business expense tax deduction on account of the exercise of a non-statutory stock option. The amount of the deduction is equal to the ordinary income recognized by the participant. The Company generally will not be entitled to a federal income tax deduction on account of the grant or exercise of an incentive stock option, but may claim a federal income tax deduction on account of certain disqualifying dispositions of stock acquired upon the exercise of an incentive stock option.

     Federal income tax is incurred on the award of restricted stock when the stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient of the restricted stock makes a Section 83(b) election to have the grant taxed as compensation income at fair market value on the date of grant. At that time, the employee recognizes income equal to the fair market value of the common stock.

Changes in Capitalization and Similar Changes

     In the event of any change in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the plan, and the terms, exercise price and number of shares of any outstanding stock options will be equitably adjusted by the Committee in its discretion to preserve the benefits of the stock options for plan participants. For instance, a two-for-one stock split would double the number of shares reserved under the plan. Similarly, for outstanding stock options it would double the number of shares covered by each stock option and reduce its exercise price by one-half.

Vote Required

     Approval of the plan requires the affirmative vote of a majority of the shares actually voting, in person or by proxy, at the Annual Meeting.

     The Board of Directors recommends the approval of the Shore Financial Corporation 2001 Stock Incentive Plan, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of Shore Financial Corporation provides assistance to senior management and the Board in fulfilling their responsibility to the Company and its shareholders relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee also ensures that management has established and is currently maintaining an adequate system of internal control and compliance with applicable laws, regulations, and policy. The committee composed of three directors who are independent (pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers listing standards) and are free of any relationship that, in the opinion of the Board of Directors of the Company, would interfere with their exercise of independent judgment as a committee member. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     During 2000 the Audit Committee met five times with internal and independent auditors and the Committee Chair, as representative of the entire Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and the independent auditors prior to the public release of earnings information. In addition, the committee obtained from the independent auditors a formal written statement discussing any disclosed relationship or service which may impact the objectivity and independence of the independent auditors, as required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." The committee also discussed with the independent auditors all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, "Communication with Audit Committees".

     The Audit Committee also monitored the internal audit functions of the Company including the independence and authority of its reporting obligation, the proposed audit plans for the coming year, and the adequacy of management response to internal audit findings and recommendations.

     The Audit Committee reviewed the audited financial statements of the Company for the year ended December 31, 2000 with the independent auditors and management. Based upon the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

L. Dixon Leatherbury, Audit Committee Chairman
Lloyd J. Kellam, III, Audit Committee Member
D. Page Elmore, Audit Committee Member


                             ACCOUNTING FIRM FEES

Audit Fees

     Goodman & Company, L.L.P. billed the Company $29,800 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2000, $6,800 for quarterly reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year, for a total of $36,600.

Financial Information System Design and Implementation Fees

     Goodman & Company, L.L.P. rendered no professional services for the year ended December 31, 2000, with respect to financial information systems design and implementation.

All Other Fees

     Goodman & Company, L.L.P. billed the Company $5,100 for all services rendered other than those set forth above for the year ended December 31, 2000, including $4,000 for preparation of the income tax returns.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act, directors and executive officers of the Company are required to file reports with the Securities Exchange Commission indicating their holdings of and transactions in the Company's equity securities. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during the year ended December 31, 2000.

                             CERTAIN TRANSACTIONS

     Certain directors and executive officers of the Company and the Bank, members of their immediate families, and corporations, partnerships and other entities with which such persons are associated, are customers of the Bank. In the ordinary course of business, the Bank makes loans available to such parties which are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers, except that the Bank reduces the interest rate by one percentage point on primary residential mortgage loans made to full-time employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     During 2000, the law firm of Custis, Lewis & Dix, of which Mr. Custis is a partner, performed certain legal services for the Company and the Bank.

     The Bank has a lease agreement with Richard F. Hall, Jr., the former Chairman of the Bank and the father of Richard F. Hall, III, a director, with respect to the real property on which its main office is located. The lease payment is $1,757 per month for 12 years with four five-year renewals. Each renewal will be at the option of the Bank and the renewal leases will be based on the previous lease rate after being adjusted for changes in the consumer price index.

     In August 1997, the Bank entered into an agreement with a Maryland general partnership, of which D. Page Elmore, a director, is a general partner, to lease the building which houses one of the Bank's Salisbury, Maryland branch locations. The lease term began on September 1, 1997 and expires in August 2002. The agreement provides for three five-year renewal periods at the Bank's option. Monthly lease payments during the term of the lease are $2,250 and range from $2,643 to $3,650 monthly during the renewal periods.


                             SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in April 2002, must be received by the Company's Corporate Secretary, Steven M. Belote, Shore Financial Corporation, P.O. Box 920, Onley, Virginia 23418, on or before November 20, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article I, Section 8 of the Company's Bylaws, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company not later than 90 days in advance of the annual meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting,
(b) the name and record address of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business.


                                 ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-KSB for 2000, excluding exhibits, filed with the Securities and Exchange Commission on or before March 31, 2001, can be obtained without charge by writing to Steven M. Belote, Senior Vice President, Corporate Secretary and Chief Financial Officer, Shore Financial Corporation, P.O. Box 920, Onley, Virginia 23418.

                                                                      APPENDIX A


                          Shore Financial Corporation
                            Audit Committee Charter


Organization

The Audit Committee is a committee of the Board of Directors composed of directors who are independent of the management of Shore Financial Corporation and any subsidiary thereof (herein collectively referred to as the "Corporation") and are free of any relationship that, in the opinion of the Board of Directors of the Corporation, would interfere with their exercise of independent judgment as a committee member.

Purpose

The Audit Committee shall provide assistance to senior management and the Board of Directors of the Corporation in fulfilling their responsibility to the Corporation and its shareholders relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. Additionally, the Committee will provide oversight that management has established and maintains an adequate system of internal control and compliance with applicable laws, regulations, and policy. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Directors, the independent auditors, the internal auditor(s), and the management of the Corporation.

Responsibilities

 .    Recommend to the Board the independent auditors for the Corporation on an annual basis. The independent auditors will be accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders.

 .    Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and discussing any disclosed relationship or service which may impact the objectivity and independence of the auditor. The Audit Committee will recommend to the Board of Directors any appropriate action deemed necessary to ensure continual independence of the outside auditors.

 .    Meet with the independent auditors and/or financial management of the
     Corporation to review the scope of the proposed audit for the current year.

 .    Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

 .    Review filings with the SEC and other published documents containing the
     Corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements. The Chairman of the Committee may represent the entire Committee for purposes of this review.

 .    Review the internal audit function of the Corporation including the independence and authority of its reporting obligation, the proposed audit plans for the coming year, and the adequacy of management response to internal audit findings and recommendations.

 .    Appoint the internal auditor. Review and evaluate the performance of the internal auditor on an annual basis.

 .    Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if judged appropriate.

 .    Review legal and regulatory matters received from federal or state regulators.

 .    Inform the full Board of Directors of significant committee actions and recommendations, as the Committee may deem appropriate.

 .    Prepare a letter for inclusion in the annual report that describes the
     Committee's composition and responsibilities, and how they were discharged.

 .    Review and update this Charter at least annually, as conditions dictate.



Approved by the Board of Directors May 9, 2000

                                                                      APPENDIX B


                          Shore Financial Corporation
                           2001 Stock Incentive Plan

     1.   Purpose and Effective Date.
          --------------------------

          (a) The purpose of the Shore Financial Corporation 2001 Stock Incentive Plan (the "Plan") is to further the long-term stability and financial success of Shore Financial Corporation (the "Company") by attracting and retaining employees through the use of stock incentives. The Company believes that ownership of Company Stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business and will further the identification of those persons' interests with the interests of the Company's shareholders.

          (b) The Plan was adopted by the Board of Directors of the Company on February 13, 2001, and shall become effective on April 17, 2001, subject to the approval of the Plan by the Company's shareholders.

     2.   Definitions.
          -----------

          (a)  Act.  The Securities Exchange Act of 1934, as amended.
               ---

          (b)  Applicable Withholding Taxes.  The aggregate amount of federal,
               ----------------------------
state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock.

          (c)  Award. The award of an Option or Restricted Stock under the Plan.
               -----

          (d)  Board.  The Board of Directors of the Company.
               -----

          (e)  Cause.  Dishonesty, fraud, misconduct, gross incompetence, gross
               -----
negligence, breach of a material fiduciary duty, material breach of an agreement with the Company, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Committee, which determination shall be binding. Notwithstanding the foregoing, if "Cause" is defined in an employment agreement between a Participant and the Company, "Cause" shall have the meaning assigned to it in such agreement.

          (f)  Change of Control.
               -----------------

               (i) The Acquisition by any Person (as defined below) of beneficial ownership of 20% or more of the then outstanding shares of common stock of the Company;

               (ii) Individuals who constitute the Board on the effective date of this Plan (the "Incumbent Board") cease to constitute a majority of the Board, provided that any director whose nomination was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 promulgated under the Act);

               (iii) Approval by the shareholders of the Company of a reorganization, merger, share exchange or consolidation (a "Reorganization"), provided that shareholder approval of a Reorganization will not constitute a Change of Control if, upon consummation of the Reorganization, each of the following conditions is satisfied:

                     (x) more than 60% of the then outstanding shares of common stock of the corporation resulting from the Reorganization is beneficially owned by all or substantially all of the former shareholders of the Company in substantially the same proportions as their ownership existed in the Company immediately prior to the Reorganization;

                     (y) no Person beneficially owns 20% or more of either (1)
               the then outstanding shares of common stock of the corporation resulting from the transaction or (2) the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and

                     (z) at least a majority of the members of the board of
               directors of the corporation resulting from the Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Reorganization; or

               (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, or of the sale or other disposition of all or substantially all of the assets of the Company.

               (v) For purposes of this Section 2(f), "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and "beneficial ownership" has the meaning given the term in Rule 13d-3 under the Act.

               (vi) Neither the sale of Company Stock in an initial public offering nor any restructuring of the Company or its Board in contemplation of or as a result of an initial public offering shall constitute a Change of Control for purposes of this Plan.

          (g)  Code.  The Internal Revenue Code of 1986, as amended.
               ----

          (h)  Committee.  The Committee appointed to administer the Plan
               ---------
pursuant to Plan Section 15, or if no such Committee has been appointed, the Board.1

          (i)  Company.  Shore Financial Corporation, a Virginia corporation.
               -------

          (j)  Company Stock.  Common stock of the Company.  If the par value of
               -------------
the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 12 below), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

          (k)  Date of Grant.  The effective date of an Award granted by the
               -------------
Committee.

          (l)  Disability or Disabled.  As to an Incentive Stock Option, a
               ----------------------
Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

          (m)  Fair Market Value.
               -----------------

               (i) Fair Market Value shall be the closing price for Company Stock of Grant as reported by the NASDAQ stock market system (or any other established stock exchange) as of the Date of Grant, or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock was traded.

               (ii) If the Company Stock is not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

          (n)  Incentive Stock Option.  An Option intended to meet the
               ----------------------
requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

          (o)  Nonstatutory Stock Option.  An Option that does not meet the
               -------------------------
requirements of Code Section 422, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

          (p)  Option. A right to purchase Company Stock granted under the Plan,
               ------
at a price determined in accordance with the Plan.

          (q)  Participant.  Any individual who is granted an Award under the
               -----------
Plan.

          (r)  Restricted Stock.  Company Stock awarded upon the terms and
               ----------------
subject to the restrictions set forth in Section 8 below.

          (s)  Rule 16b-3.  Rule 16b-3 promulgated under the Act, including any
               ----------
corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

          (t)  10% Shareholder. A person who owns, directly or indirectly, stock
               ---------------
possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

     3.   General.  Awards of Options or Restricted Stock may be granted
          -------
under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

     4.   Stock.  Subject to Section 12 of the Plan, there shall be
          -----
reserved for issuance under the Plan an aggregate of 270,000 shares of Company Stock, which may include authorized, but unissued, shares. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and shares that are forfeited pursuant to restrictions on Restricted Stock awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall include the number of shares surrendered by a Participant or retained by the Company (a) in connection with the exercise of an Option or (b) in payment of Applicable Withholding Taxes.

     5.   Eligibility.
          -----------

          (a) Any employee of the Company (including an employee of an affiliate of the Company) who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 14, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.

          (b) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

          (c) The maximum number of shares with respect to which an Award may be granted in any calendar year to any employee during such calendar year shall be 50,000 shares.

     6.   Stock Options.
          -------------

          (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

          (b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant. The exercise price of Nonstatutory Stock Option Awards intended to be performance-based for purposes of Code Section 162(m) shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant.

          (c) Subject to subsection (d) below, Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control as the Committee deems appropriate.

          (d) The Committee shall establish the term of each Option in the Participant's stock option agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant's stock option agreement, after the termination of the Participant's employment. The Committee shall set forth in the Participant's stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant's employment or period of service; provided that no Incentive Stock Option may be exercised after (i) three months from the Participant's termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant's termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided however that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

          (e) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company and any parent or subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

          (f) If a Participant dies and if the Participant's stock option agreement provides that part or all of the Option may be exercised after the Participant's death, then such portion may be exercised by the personal representative of the Participant's estate during the time period specified in the stock option agreement.

          (g) If a Participant's employment or services is terminated by the Company for Cause, the Participant's Options shall terminate as of the date of the misconduct.

     7.   Method of Exercise of Options.
          -----------------------------

          (a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), or (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Company Stock acquired directly or indirectly from the Company shall be paid only with shares of Company Stock that have been held by the Participant for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

          (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess shareholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate for the shares of Company Stock acquired.

          (c) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

     8.   Restricted Stock Awards.
          -----------------------

          (a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

          (b) The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change of Control acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company's achievement of established performance objectives. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

          (c) The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance goals, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change of Control.

          (d) A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Award agreement and in the Plan. In other respects, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's Award agreement. If stock dividends are declared on Restricted Stock, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Restricted Stock.

     9.   Applicable Withholding Taxes.  Each Participant shall agree, as a
          ----------------------------
condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.

     10.  Nontransferability of Awards.
          ----------------------------

          (a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant's lifetime, only by the Participant or by his guardian or legal representative.

          (b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant's immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

     11.  Termination, Modification, Change.  If not sooner terminated by
          ---------------------------------
the Board, this Plan shall terminate at the close of business on April 16, 2011. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, unless authorized by the Company's shareholders, no change shall be made that (a) increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 12), (b) expands the class of persons eligible to receive Awards, (c) materially increases the benefits accruing to Participants under the Plan, or (d) otherwise requires shareholder approval under the Code, Rule 16b-3, or the rules of a domestic exchange on which Company Stock is traded. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Award previously granted to him.

     12.  Change in Capital Structure.
          ---------------------------

          (a) In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

          (b) In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a subsidiary shares of stock in any corporation (a "Spinoff Company") which, immediately before the distribution or sale, was a majority owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company's shareholders and the Participants in the businesses operated by the Spinoff Company. The Committee's determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

          (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

          (d) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 12 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award's aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

     13.  Change of Control.  In the event of a Change of Control of the
          -----------------
Company, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

          (a) At the time the Award is made, provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

          (b) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant's rights had such Award been currently exercisable or payable;

          (c) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control; provided, however, that to the extent required to avoid a charge to earnings for financial accounting purposes, such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not less than the Award's aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or

          (d) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change of Control.

     14.  Administration of the Plan.
          --------------------------

          (a) The Plan shall be administered by the Committee, who shall be appointed by the Board. If no Committee is appointed, the Plan shall be administered by the Board. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are "Non-Employee Directors" as that term is defined in Rule 16b-3, or by the Board. Awards that are intended to be performance-based for purposes of Code Section 162(m) shall be made by the Committee, or subcommittee of the Committee, comprised solely of two or more "outside directors" as that term is defined for purposes of Code Section 162(m).

          (b) The Committee shall have the authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Award shall be granted,
(vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change of Control exists, (ix) factors relevant to the lapse of restrictions on Restricted Stock or Options, (x) when Options may be exercised, (xi) whether to approve a Participant's election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options.

          (c) The Committee shall have the power to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an Option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant's rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

          (d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

          (e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

     15.  Notice. All notices and other communications required or permitted to
          ------
be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant -at the last address of the Participant known to the sender at the time the notice or other communication is sent.

     16.  Interpretation and Governing Law.  The terms of this Plan and
          --------------------------------
Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

     IN WITNESS WHEREOF, the Company has caused this Plan to be adopted this ______ day of ________________, 2001.


                                   Shore Financial Corporation



                                   By__________________________________

                                   Its_________________________________

PROXY

                          Shore Financial Corporation

          This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Henry P. Custis, Jr. and Scott C. Harvard, jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of Shore Financial Corporation to be held on Tuesday, April 17, 2001 at 2:00 p.m. at The Eastern Shore Chamber of Commerce, Melfa, Virginia, or any adjournment thereof, on each of the following matters:

1. To elect three Class I directors to serve until the Annual Meeting of Shareholders in 2004.

     [_]  FOR all Nominees listed below    [_]  WITHHOLD AUTHORITY TO VOTE FOR
                                                THOSE INDICATED BELOW

               Terrell E. Boothe       D. Page Elmore      A. Jackson Mason

     NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.

2.   To approve the Shore Financial Corporation 2001 Stock Incentive Plan.

           [_] FOR            [_]  AGAINST              [_]  ABSTAIN

3. The transaction of any other business which may properly come before the meeting. Management at present knows of no other business to be presented at the meeting.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each proposal.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.


Date:  ____________________, 2001            ________________________________
                                             Signature


                                             ________________________________
                                             Signature if held jointly